May 12, 2020

Oppenheimer 5th Annual Emerging Growth Conference

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT® Trust in every measure

Nasdaq: TRNS

Transcat® Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the Company's response to the coronavirus (COVID-19) pandemic, the commercialization of software products, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation, whether as the result of new information, future events or otherwise.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

TRANSCAT® Trust in every measure

Transcat and COVID-19 Response

Transcat, Inc. Provides Business Update Due to COVID-19 ROCHESTER, NY, March 30, 2020

"Quality calibration and laboratory instrument services are a critical component of our customers' business operations, particularly those in highly-regulated industries, such as life sciences, a market that comprises nearly half of our Service segment business. Among many critical applications, …we also have medical device customers manufacturing life-saving devices including ventilators and personal protection equipment, and pharmaceutical customers who are actively working on vaccines and COVID-19 test kits to help combat this pandemic…"

"There is little doubt that COVID-19 will negatively impact the global economy. Even Transcat, despite our concentrated focus on the life science market, will likely experience some short-term delay of work from some Service segment customers. That said, we expect to be well positioned for the likely pent up demand when the virus winds down and we also expect acquisition opportunities to be especially attractive at that time."

"As we monitor COVID-19 and its potential impact on the economy, we believe our cashflow from current operations and strong balance sheet provides adequate liquidity now and in the foreseeable future."

An Updated Letter on COVID-19 and Our Commitment to You from President & CEO, Lee Rudow
ROCHESTER, NY,
April 29, 2020

"We take the health and safety of our customers and employees very seriously, and it remains a top priority for our leadership team."

"Transcat provides essential products and services for many industries. Our service and distribution operations have remained open throughout the pandemic so that we can serve the needs of our customers. Non-essential employees continue to work remotely."

"Pick up, delivery and shipping calibrations services are always available to mitigate the need to do work at our customer sites when appropriate. To keep our customers and staff safe, for services performed in our labs, we have enhanced our cleaning process for incoming and outgoing instruments."

We expect to report Q4 and full year FY2020 results next week and to provide insights on the outlook for FY2021

A Leader in the Calibration & Laboratory Instrument Service Market and Value-Added Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Leverage technology to increase productivity
- ✓ Long-term operating earnings expected to grow faster than revenue
- ✓ Distribution segment differentiates with cross-segment synergies
- ✓ Strong demonstrated leadership
- ✓ Executing acquisition strategy:

IMMEDIATE RELEASE

Transcat Expands Service and Distribution Business with Acquisition of TTE Laboratories, Inc.

Adds new Service capabilities, expands market penetration to the life sciences market and strengthens Distribution sales platform

Market Capitalization	$207 Million	Average Volume (3 mo.)		27,070
52-Week Price Range	$16.50- $34.18	Common Shares Outstanding		7.4 Million
Recent Price	$28.09	Ownership:	Institutions	71%
			Insiders	7%

Market data as of April 30, 2020 [Source: S&P Capital IQ]; ownership as of most recent filing

Two Complementary Segments



Service

- Solid organic growth with a focus on Life Science
- Recurring revenue stream
- **Driven by regulation and the high cost of failure**
- Strong operating leverage



Distribution

- New test equipment
- Rentals and used equipment
- **Leads for Service segment**
- Strong cash generation
- Now own www.pipettes.com

Q3 FY 2020 TTM
Revenue: $171.8M
(Service 54%, Distribution 46%)

- ✓ **Unique value proposition**
- ✓ **Leverage between segments**

Taking Market Share

$1.6 Billion Addressable Calibration Services Market[1]


25%
OEMs
41%
3rd Party Service Providers
34%
In-house Laboratories

Market Share by Revenue for 3rd Party Service Providers[2]


Transcat 17%
15%
14%
10%
20% (fragmented)
24% (fragmented)
Transcat
Tektronix
Trescal
SIMCO Electronics
Regionals ($5M-$15M)
Others (highly fragmented; $500k-$5M annual revenue)

[1] Estimated Addressable North American Calibration Market
[2] Percentage of Revenue (North America), Company estimates

Flexible Service Value Proposition

22 Locations to Serve Customers in the U.S., Canada and Puerto Rico

Flexible Service Delivery Options:

- ✓ Client-based lab
- ✓ Periodic on-site
- ✓ Mobile
- ✓ In-house
- ✓ Pickup & Delivery



Ottawa
Montreal
Boston
Toronto
Rochester
Portland
Milwaukee
Pittsburgh
Harrisburg
Philadelphia
Ft. Wayne
Dayton
Norfolk
St. Louis
Denver
Charlotte
Los Angeles
San Diego
Phoenix
Houston
San Juan
Map Legend
Transcat Headquarters
Transcat Calibration Labs

Client-Based Laboratories ("CBL")

20 Locations Serving Customer Tailored Needs, Full Time At Their Location


Medical Device
Pharma
Medical Device
Medical Device
Rochester
Medical Device
Pharma
Pharma / Pharma
Medical Device
Pharma
Pharma
Pharma
Pharma
Aerospace & Defense
Pharma
Aerospace & Defense
Medical Device
Pharma
Medical Device
Medical Device
Map Legend
Transcat Headquarters
Transcat Client-Based Lab (CBL)

Broad and Diverse Blue Chip Customer Base

*Percentage of Service Revenue**



- **6%** Chemical/Process
- **7%** Energy/Utilities
- **11%** Aerospace/Defense
- **13%** Services
- **16%** Industrial
- **4%** Other
- **43%** Life Science / FDA-regulated

MERCK | GILEAD Creating Possible | Parker | CONMED | Johnson & Johnson

** Company estimates*

Financial Results

TRANSCAT® Trust in every measure

Record Consolidated Results

($ in millions)


Consolidated Revenue
10% CAGR
$122.2
$143.9
$155.1
$160.9
$171.8
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20 TTM


Consolidated Operating Income
15% CAGR
$6.3
$7.9
$9.0
$10.2
$10.7
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20 TTM
Distribution
Service

CAGR calculated FY 2016 – Q3 FY20 TTM

Service Segment: 43 Consecutive Quarters of YOY Growth

($ in millions)

Service Revenue


$36.4
Inflection Point
FY 2012
$59.2
FY 2016
$71.1
FY 2017
$77.4
FY 2018
$84.0
FY 2019
$92.3
Q3 FY20 TTM

Service Operating Income & Margin


$(0.2)
…
FY 2012
$4.2
7.1%
FY 2016
$4.8
6.7%
FY 2017
$5.2
6.7%
FY 2018
$5.2
6.2%
FY 2019
$5.5
6.0%
Q3 FY20 TTM

Taking market share in life sciences and adding new multi-year client-based labs (permanent on-sites)

Organic growth of 7.8% in Q3

Increased lab capacity; ended Q3 with 37 more technicians (+12%)

Improved productivity metrics masked by slow December 2019

Expanded Distribution Margins

($ in millions)


Distribution Sales
$63.0
$72.8
$77.7
$76.9
$79.5
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20 TTM


Distribution Operating Income & Margin
$2.1
$3.2
$3.9
$5.0
$5.2
3.4%
4.4%
5.0%
6.5%
6.5%
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20 TTM

Focus on higher margin end-user customers and rental business

- Investments in e-commerce capabilities and web-based marketing

Margin drivers:

- Rentals
- Strategic optimization of customer channel mix

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt

% - Debt to Total Capitalization


$19.1
$27.3
$22.9
$21.0
$19.7
32.9%
38.6%
30.8%
26.0%
23.3%
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20

Capital Expenditures


$4.1
$5.3
$5.9
$7.0
$5.0
FY 2016
FY 2017
FY 2018
FY 2019
Q3 FY20 YTD

$23.4 million available from credit facility as of December 28, 2019[1]

$15.0M term loan matures in Dec 2025 and has a fixed rate of 4.15%

1.07x leverage ratio at December 28, 2019
(Total debt to TTM Adjusted EBITDA[2])

Acquired TTE Laboratories, Inc. effective February 21, 2020 for $12.3 million

Anticipate CapEx spend of $6.8 million to $7.1 million in fiscal 2020, as follows[3]

Customer-driven capabilities/technology	~$3.5 to $4.0 million
Rental assets	~$2.0 to $2.5 million
Maintenance	~$0.7 to $1.1 million

[1] Does not include a portion of the credit facility used for 2/21/20 acquisition of TTE labs
[2] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.
[3] Outlook provided as of February 4, 2020 (pre-COVID-19 pandemic)

Growth Strategy

TRANSCAT Trust in every measure

What makes Transcat Unique

Why We Win…


FOR RENT
USED
Rental & Used Instruments
Lead Generation
For Service Segment
Core Distribution
50 years – Strong Brands and Name Recognition
Certifications of New Equipment
Service Growth
• Calibration
• Validation & Analytical
• Consulting

Leverage Technology as a Competitive Advantage


TRANSCAT®
Trust in every measure

Digital Transformation

With industry leading web domain authority

Proprietary "C3"

Portal for customer asset management

Operational Excellence

Productivity focus
Lean/best practices
Process automation
Better customer experience

Drive Double-Digit Service Growth

Dominate our local markets

Take market share from 3rd party providers and OEMs

Outsourcing of in-house labs

Continued expansion of RF microwave and high-end electronics capabilities

Expanded fleet of mobile calibration labs


Organic Growth Strategy
Acquisition Strategy

Geographic expansion

Increased capabilities and expertise

Bolt-on/leverage infrastructure

Sweet spot = revenue of $2M - $6M

Look for minimum 15% IRR

Acquisition Drivers

	Geographic Expansion	*Increased Capabilities and Expertise*	*Leveraged Infrastructure*
TTE Laboratories		✓	✓
Infinite Integral Solutions (CalTree software)		✓	
Gauge Repair Service		✓	✓
Angel's Instrumentation	✓	✓	
NBS Calibrations		✓	✓







CALIBRATED

BY TRANSCAT®

Building for the Long Term (*)

Organic Service Growth
- ✓ Mid- to high-single digit growth

Strategic Acquisitions
- ✓ To drive key double-digit Service growth

Leverage Technology, Processes & People to Improve Productivity
- ✓ Improve process & productivity
- ✓ Automate calibrations
- ✓ Margin enhancement

Leverage Distribution & Strong Value Proposition
- ✓ Lead generation for Service
- ✓ Transformative digitized fulfillment

(*) Outlook provided as of February 4, 2020 (pre-COVID-19 pandemic)

May 12, 2020

Oppenheimer 5th Annual Emerging Growth Conference

TRANSCAT® Trust in every measure

Nasdaq: TRNS

Supplemental Information

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	Q3 FY20 TTM
Net Income	$ 4,124	$ 4,522	$ 5,922	$ 7,145	$ 8,234
+ Interest	247	719	1,018	903	953
+ Other Expense / (Income)	48	51	60	91	102
+ Tax Provision	1,883	2,642	2,026	2,090	1,453
Operating Income	$ 6,302	$ 7,934	$ 9,026	$ 10,229	$ 10,742
+ Depreciation & Amortization	3,946	6,184	5,991	6,361	6,579
+ Other (Expense) / Income	(48)	(51)	(60)	(91)	98
+ Noncash Stock Compensation	359	453	1,411	1,327	968
Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 18,387**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	Q3 FY20 TTM
Service Operating Income	$ 4,155	$ 4,769	$ 5,158	$ 5,202	$ 5,494
+Depreciation & Amortization	3,216	4,660	4,397	4,754	4,873
+Other (Expense) / Income	(64)	(55)	(61)	(69)	32
+Noncash Stock Compensation	171	217	706	702	519
Service Adjusted EBITDA	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 10,918
Distribution Operating Income	$ 2,147	$ 3,165	$ 3,868	$ 5,027	$ 5,248
+Depreciation & Amortization	730	1,524	1,594	1,607	1,706
+Other (Expense) / Income	16	4	1	(22)	66
+Noncash Stock Compensation	188	236	705	625	449
Distribution Adjusted EBITDA	$ 3,081	$ 4,929	$ 6,168	$ 7,237	$ 7,469
Service	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 10,918
Distribution	3,081	4,929	6,168	7,237	$ 7,469
Total Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 18,387**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Seasoned Executive Team Driving Growth

Lee D. Rudow
President and Chief Executive Officer

- 30+ years of industry experience
- Demonstrated growth record
- Joined Transcat in 2011

Leanne E. Branham
Vice President of Service Operations

- 30+ years of operations, fulfillment and marketing experience
- Joined Transcat in 2019

Jennifer J. Nelson
Vice President of Human Resources

- Comprehensive HR experience in different sectors
- Joined Transcat in 2012

Andrew J. Quaranto
Vice President of Information Technology

- Proven ability to leverage technology with infrastructure, cloud and software solutions
- Joined Transcat in 2017

Michael W. West
Vice President of Distribution & Marketing

- 15+ years of B2B distribution marketing and consulting expertise
- Joined Transcat in 2014

Michael J. Tschiderer
Chief Financial Officer

- Public company, PE and VC experience
- Joined Transcat in 2015


TRANSCAT
35 VANTAGE POINT DRIVE